Third Quarter 2019 Financial Supplement 1 1

DISCLOSURES In this presentation (1) “CatchMark” refers to CatchMark Timber Trust, Inc., a Maryland corporation that has elected to be taxed as a real estate investment trust (NYSE: CTT), (2) “Triple T” refers to TexMark Timber Treasury, L.P., a Delaware limited partnership that is a joint venture managed by CatchMark and in which CatchMark holds a common limited partnership interest, and (3) “Dawsonville Bluffs” refers to Dawsonville Bluffs, LLC, a Delaware limited liability company that is a joint venture managed by CatchMark and in which CatchMark holds a 50% limited liability company interest. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as "may," "will," "expect," "intend," "anticipate," "estimate," "believe," "continue," or other similar words. However, the absence of these or similar words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are not guarantees of performance and are based on certain assumptions, discuss future expectations, describe plans and strategies, contain projections of results of operations or of financial condition or state other forward-looking information. Forward-looking statements in this presentation include, but are not limited to, our guidance with respect to our anticipated 2019 results. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations, including, but not limited to: (i) we may not generate the harvest volumes from our timberlands that we currently anticipate; (ii) the demand for our timber may not increase at the rate we currently anticipate or at all due to changes in general economic and business conditions in the geographic regions where our timberlands are located; (iii) the cyclical nature of the real estate market generally, including fluctuations in demand and valuations, may adversely impact our ability to generate income and cash flow from sales of higher-and- better use properties; (iv) timber prices may not increase at the rate we currently anticipate or could decline, which would negatively impact our revenues; (v) the supply of timberlands available for acquisition that meet our investment criteria may be less than we currently anticipate; (vi) we may be unsuccessful in winning bids for timberland that are sold through an auction process; (vii) we may not be able to make large dispositions of timberland in capital recycling transactions at prices that are attractive to us or at all; (viii) we may not be able to access external sources of capital at attractive rates or at all; (ix) potential increases in interest rates could have a negative impact on our business; (x) our share repurchase program may not be successful in improving stockholder value over the long-term; (xi) our joint venture strategy may not enable us to access non-dilutive capital and enhance our ability to make acquisitions; (xii) we may not be successful in effectively managing the Triple T joint venture and the anticipated benefits of the joint venture may not be realized, including that our asset management fee could be deferred or decreased, we may not earn an incentive-based promote and our investment in the joint venture could lose value; and (xiii) the factors described in Item 1A Risk Factors of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and our other filings with Securities and Exchange Commission. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. We undertake no obligation to update our forward-looking statements, except as required by law. 2 FINANCIAL SUPPLEMENT | THIRD QUARTER 2019

STRATEGIES PRODUCE STABLE, VISIBLE, HIGH-QUALITY CASH FLOW CatchMark acquires prime timberlands in high-demand mill markets and manages operations to generate highly-predictable and stable cash flow that comfortably covers its dividend and delivers consistent growth through the business cycle. PRIME QUALITY HIGH-DEMAND SUPERIOR MANAGEMENT PREDICATABLE TIMBERLANDS MILL MARKETS CASH FLOW GROWTH DISCIPLINED ACQUISITIONS OF HIGH-DEMAND MILL MARKETS SUPERIOR MANAGEMENT PRIME TIMBERLANDS PROVIDES RELIABLE OUTLET FOR MAXIMIZES CASH FLOWS THROUGHOUT PRODUCES DURABLE REVENUE GROWTH AVAILABLE MERCHANTABLE INVENTORY THE BUSINESS CYCLE DRIVES STABILITY AND PREDICTABILITY OF CASH FLOW 3

Financial and Operating Information 4 4

FINANCIAL HIGHLIGHTS (in thousands, except per share data) Results of Operations Q3 2019 Q2 2019 Q3 2018 2019 YTD 2018 YTD Revenues $26,380 $28,660 $24,577 $77,613 $74,930 Income (loss) before unconsolidated joint ventures $4,494 $(1,914) $(2,134) $(506) $(9,554) Net loss $(20,557) $(30,565) $(78,899) $(81,517) $(83,789) Net loss per share – basic and diluted $(0.42) $(0.62) $(1.61) $(1.66) $(1.76) Weighted-average common shares outstanding - basic and diluted 49,008 49,076 49,118 49,049 47,551 Adjusted EBITDA (1) $16,522 $15,087 $11,456 $41,771 $40,366 Nine Months Ended Capital Resources and Liquidity September 30, 2019 2018 Cash provided by operating activities $28,513 $29,271 Cash provided by (used in) investing activities $26,139 $(289,387) Cash provided by (used in) by financing activities $(43,192) $267,634 Cash Available for Distribution (CAD) (4) $26,225 $30,902 9/30/2019 12/31/2018 Debt (2) $458,555 $478,619 Cash $17,074 $5,614 Net Debt $441,481 $473,005 Net Debt/Adjusted EBITDA (1) 8.6x 9.5x Net Debt/Enterprise Value (3) 46% 58% Cash $17,074 $5,614 Credit Facilities Capacity Revolving line of credit 35,000 35,000 Acquisition facility 150,064 130,000 $185,064 $170,614 1. Adjusted EBITDA is a non-GAAP measure. See Appendix for our definition of Adjusted EBITDA and reconciliation of net income (loss) to Adjusted EBITDA. 2. Debt is gross of deferred financing costs. 5 3. Enterprise value is based on equity market capitalization as of the last trading day of the respective period plus net debt. 4. Cash Available for Distribution is a non-GAAP measure. See Appendix for our definition of Cash Available for Distribution and slide 7 for a reconciliation of Cash Provided by Operating Activities to Cash Available for Distribution.

ADJUSTED EBITDA BY SEGMENT (in thousands) Q3 2019 Q2 2019 Q3 2018 2019 YTD 2018 YTD Timber sales $19,706 $16,273 $16,742 $52,530 $53,140 Other revenue 974 1,322 1,319 3,386 4,127 (-) Contract logging and hauling costs (8,269) (7,153) (7,613) (22,778) (24,154) (-) Forestry management expenses (1,656) (1,592) (1,370) (4,982) (4,622) (-) Land rent expense (125) (133) (153) (400) (490) (-) Other operating expenses (1,341) (1,629) (1,356) (4,614) (4,197) (+) Stock-based compensation 74 27 23 189 310 (+) Other1 27 170 43 604 225 Harvest EBITDA $9,390 $7,285 $7,635 $23,935 $24,339 Timberland sales $2,264 $8,224 $3,818 $12,578 $14,904 (-) Cost of timberland sales (2,081) (6,921) (3,210) (10,562) (11,590) (+) Basis of timberland sold 1,853 6,525 2,984 9,805 10,674 Real Estate EBITDA $2,036 $7,828 $3,592 $11,821 $13,988 Asset Management Fees $3,436 $2,841 $2,698 $9,119 $2,759 Unconsolidated Dawsonville Bluffs Joint Venture EBITDA 3,814 (51) 29 4,336 6,405 Investment Management EBITDA $7,250 $2,790 $2,727 $13,455 $9,164 Total Operating EBITDA $18,676 $17,903 $13,954 $49,211 $47,491 (-) General and administrative expense $(2,984) $(3,203) $(2,484) $(9,550) $(8,602) (+) Stock-based compensation 729 463 587 1,763 1,861 (+) Interest Income 80 32 20 142 180 (+/-) Other1 21 (108) (621) 205 (564) Corporate EBITDA $(2,154) $(2,816) $(2,498) $(7,440) $(7,125) Adjusted EBITDA $16,522 $15,087 $11,456 $41,771 $40,366 1. Other includes (a) non-cash items: amortization, depreciation, stock-based compensation, casualty loss, and other timber asset basis removed; and (b) certain cash expenses that management believes do not directly reflect the core business operations of our timberland portfolio on an on-going basis, including costs required to be expensed by GAAP related to acquisitions, transactions, joint ventures or new business activities. 6 FINANCIAL SUPPLEMENT | THIRD QUARTER 2019

CASH AVAILABLE FOR DISTRIBUTION Nine Months Ended September 30, (in thousands, except per share data) 2019 2018 Cash Provided by Operating Activities $28,513 $29,271 Capital expenditures (excluding timberland acquisitions) (3,031) (2,821) Working capital change (3,391) 191 Distributions from unconsolidated joint ventures 4,019 4,858 Other 115 (597) Cash Available for Distribution (1) $26,225 $30,902 Adjusted EBITDA (2) $41,771 $40,366 Interest paid (12,987) (8,754) Capital expenditures (excluding timberland acquisitions) (3,031) (2,821) Distributions from unconsolidated joint ventures 4,808 8,516 Adjusted EBITDA from unconsolidated joint ventures (4,336) (6,405) Cash Available for Distribution (1) $26,225 $30,902 Dividends paid $19,711 $19,013 Weighted-average shares outstanding, end of period 49,049 47,551 Dividends per Share $0.405 $0.405 1. Cash Available for Distribution is a non-GAAP measure. See Appendix for our definition of Cash Available for Distribution. 2. Adjusted EBITDA is a non-GAAP measure. See Appendix for our definition of Adjusted EBITDA and reconciliation of net income (loss) to Adjusted EBITDA. 7 FINANCIAL SUPPLEMENT | THIRD QUARTER 2019

U.S. SOUTH TIMBER OVERVIEW 2018 2019 1Q 2Q 3Q 4Q FY 1Q 2Q 3Q 4Q YTD Timber Sales Volume ('000 tons) Pulpwood 354 342 343 317 1,356 294 303 373 - 970 Sawtimber 221 219 185 192 817 188 177 237 - 602 Total 575 561 528 509 2,173 482 480 610 - 1,572 Delivered vs Stumpage Delivered % as of total volume 83% 80% 79% 78% 80% 79% 74% 64% - 72% Stumpage % as of total volume 17% 20% 21% 22% 20% 21% 26% 36% - 28% Net Timber Sales Price ($ per ton) Pulpwood $14 $13 $13 $14 $14 $15 $14 $14 - $14 Sawtimber $23 $24 $24 $25 $24 $24 $24 $24 - $24 Sold Under Timber Supply Agreements Volume 171 168 190 178 707 130 162 149 - 441 % of total volume 30% 43% 36% 35% 33% 27% 34% 24% - 28% Summary Financial Data ($ in '000s) Timber sales $18,653 $17,745 $16,742 16,315 $69,455 $16,551 16,273 19,706 - $52,530 (-) Contract logging and hauling costs (8,582) (7,959) (7,613) (7,315) (31,469) (7,356) (7,153) (8,269) - (22,778) Net timber sales $10,071 $9,786 $9,129 $9,000 $37,986 $9,195 $9,120 $11,437 - $29,752 Other revenues 1,199 1,670 1,319 1,152 5,279 1,090 1,322 974 - 3,386 Total net timber sales and other revenues $11,270 $11,456 $10,448 $10,152 $43,265 $10,285 $10,442 $12,411 - $33,138 Period-end Acres Fee 477 474 472 415 415 414 406 395 - 395 Lease 31 30 30 30 30 27 26 26 - 26 Wholly-owned Total 508 504 502 445 445 441 432 421 - 421 Joint venture interest 6 6 1,106 1,105 1,105 1,104 1,100 1,094 - 1,094 Total 514 510 1,608 1,550 1,550 1,545 1,532 1,515 - 1,515 8 FINANCIAL SUPPLEMENT | THIRD QUARTER 2019

REAL ESTATE OVERVIEW 2018 2019 1Q 2Q 3Q 4Q FY 1Q 2Q 3Q 4Q YTD Recurring Timberland Sales * Gross sales ('000s) $4,252 $6,834 $3,818 $2,616 $17,520 $2,090 8,224 2,264 - $12,578 Acres sold 2,200 3,100 1,900 1,300 8,500 900 4,000 1,100 - 6,000 % of fee acres (1) 0.5% 0.7% 0.4% 0.3% 1.8% 0.2% 0.9% 0.2% - 1.4% Price per acre $1,955 $2,199 $1,967 $2,064 $2,064 $2,236 $2,072 $2,166 - $2,114 Margin on sale (4) 26% 23% 16% 27% 23% 25% 16% 11% - 16% Average hold (years) 6 5 4 8 5 7 6 6 - 6 Stocking (tons/acre) (2) 13 30 28 36 26 52 26 24 - 29 Pine Stocking (tons per acre) 7 23 25 24 19 35 14 17 - 18 Pulpwood (%) 62% 43% 58% 61% 53% 42% 46% 37% - 43% Sawtimber (%) 38% 57% 42% 39% 47% 58% 54% 63% - 57% Hardwood Stocking (tons per acre) 6 7 3 12 7 17 12 7 - 11 Pulpwood (%) 59% 69% 54% 57% 62% 84% 61% 73% - 67% Sawtimber (%) 41% 31% 46% 43% 38% 16% 39% 27% - 33% Timber Reservations Entered During Period (3, 5) Tons 9,100 6,600 10,300 213,000 239,000 - - 25,668 - 25,668 Book Basis ('000) $112 $88 $207 $2,762 $3,169 $- $- $210 - $210 Timber Reservations Remaining at Period End (5) Tons - - 28,500 217,800 217,800 207,300 197,796 215,353 - 215,353 Book Basis ('000) $- $- $898 $2,779 $2,779 $2,557 $2,484 $2,601 - $2,601 * Excludes large dispositions. 1. Calculated using average fee acres owned during the respective period. 2. Stocking refers to merchantable timber inventory per acre. CatchMark considers 15-year or older pine as merchantable. 3. Represents timber reservations added in respective period related to land sold. 4. Excludes value of timber reservations. 5. Includes volumes from large disposition. 9 FINANCIAL SUPPLEMENT | THIRD QUARTER 2019

SOLID CAPITAL POSITION Credit Metrics Credit Facilities and Maturity Schedule Fixed charge coverage ratio1 2.7x Total Credit Facilities of $643.6 Million Net Debt2/Adjusted EBITDA3,4 8.6x Weighted-Average Life of Outstanding Debt is 6.3 Years Net Debt2/Enterprise value5 46% $ Millions 250 Weighted average cost of debt6 3.41% 7 Interest rate mix Fixed: 76% / Floating: 24% $200M MDTL $100M No debt maturities Allocation of Capital 200 Term Loan until late 2024. Well-laddered Millions $140M maturity schedule: $325 1% Term 1% No more than 23% of Loan $300 8% 150 total capacity due in $150.1M $275 any one year. $100M Term Loan $250 6% $225 100 $68.6M $200 Term Loan $175 2% 2% $49.9M MDTL $150 12% 90% 94% 50 $125 $35M LOC 3% $100 6% 6% xx% 19% 83% 1.5% $75 23.5% $50 $0 $0 $0 $0 $0 72% 0 69% 13% $25 12% 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 57 75% $0% 2014 2015 2016 2017 2018 2019 YTD Debt Available Debt Outstanding Investments Dividends Share Repurchases CAPEX 1. Calculated using trailing twelve-month Adjusted EBITDA divided by trailing 5. Enterprise value is based on equity market capitalization plus net debt as of twelve-month cash paid for interest as of 9/30/2019 9/30/2019. 2. Net debt equals outstanding borrowings net of cash on hand as of 9/30/2019. 6. After consideration of effects of interest rate swaps and patronage refund, as of 10 3. Trailing twelve-month Adjusted EBITDA as of 9/30/2019. 9/30/2019. 4. Adjusted EBITDA is a non-GAAP measure. See Appendix for our definition of 7. As of 9/30/2019. Adjusted EBITDA and reconciliation of net income (loss) to Adjusted EBITDA.

2019 OUTLOOK Projected Actual Change Change COMPANY GUIDANCE 2019 2018 % Harvest Volume (‘000 tons) 2,200 – 2,400 2,173 27,000 – 227,000 1% – 10% Mix - Pulpwood 50% – 60% 62% (12%) –(2%) (19)% –(3)% Mix - Sawtimber 40% – 50% 38% 2% – 12% 5% – 32% Land Sales (‘000) $16,000 – $18,000 $17,520 $(1,520) – $480 (9)% – 3% Asset Management Fees (‘000) $11,500 $5,603 $5,897 105% Net Loss (‘000)(4) $102,000 – $106,000 $(122,007) $16,007 - $20,007 (16)% – (13)% Adjusted EBITDA (‘000)(1) $52,000 – $60,000 $49,786 $2,214 – $10,214 4% – 21% Income from Unconsolidated $0 – $2,000 $2,634 $634 – $2,634 (100)% – (24)% Dawsonville Bluffs joint venture (‘000)(2) Adjusted EBITDA from unconsolidated $3,000 – $5,000 $6,829 $(3,829) – $(1,829) (56)% – (27)% Dawsonville Bluffs joint venture (‘000)(3) All numbers shown in thousands except for % change. 1. Adjusted EBITDA is a non-GAAP measure. See Appendix for our reconciliation to net income (loss). 2. Income from unconsolidated Dawsonville Bluffs joint venture represents CatchMark's 50% share and is included in CatchMark's GAAP net loss presented above. 3. Adjusted EBITDA from unconsolidated Dawsonville Bluffs joint venture represents CatchMark's 50% share, is included in CatchMark’s Adjusted EBITDA presented above and is a non-GAAP measure calculated by adding back $3M of projected basis of timberland sold to CatchMark’s income from unconsolidated Dawsonville Bluffs joint venture of $0M - $2M presented above. 4. Includes HLBV losses from the Triple T Joint Venture, which is determined based on a hypothetical liquidation of the underlying joint venture at book value as of the reporting date. 11 FINANCIAL SUPPLEMENT | THIRD QUARTER 2019

Appendix 12

DEFINITIONS OF NON-GAAP MEASURES Adjusted EBITDA: Earnings before Interest, Taxes, Depletion, and Amortization (“EBITDA”) is a non-GAAP measure of operating performance. EBITDA is defined by the SEC however, we have excluded certain other expenses which we believe are not indicative of the ongoing operating results of our timberland portfolio, and we refer to this measure as Adjusted EBITDA. As such, our Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies and should not be considered in isolation or as an alternative to, or substitute for net income, cash from operations, or other financial statement data presented in our consolidated financial statements as indicators of our operating performance. Due to the significant amount of timber assets subject to depletion, significant income (losses) from unconsolidated joint ventures based on HLBV, and the significant amount of financing subject to interest and amortization expense, management considers Adjusted EBITDA to be an important measure of our financial performance. Adjusted EBITDA has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under U.S. GAAP. Some of the limitations are: • Adjusted EBITDA does not reflect our capital expenditures, or our future requirements for capital expenditures; • Adjusted EBITDA does not reflect changes in, or our interest expense or the cash requirements necessary to service interest or principal payments on, our debt; and • Although depletion is a non-cash charge, we will incur expenses to replace the timber being depleted in the future, and Adjusted EBITDA does not reflect all cash requirements for such expenses. • Although HLBV income and losses are primarily hypothetical and non-cash in nature, Adjusted EBITDA does not reflect cash income or losses from unconsolidated joint ventures for which we use the HLBV method of accounting to determine our equity in earnings. Due to these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business. Our credit agreement contains a minimum debt service coverage ratio based, in part, on Adjusted EBITDA since this measure is representative of adjusted income available for interest payments. Cash Available for Distribution (CAD): Cash provided by operating activities adjusted for capital expenditures (excluding timberland acquisitions), working capital changes, cash distributions from unconsolidated joint ventures and certain cash expenditures that management believes do not directly reflect the core business operations of our timberland portfolio on an on-going basis, including costs required to be expensed by GAAP related to acquisitions, transactions, joint ventures or new business activities. 13 FINANCIAL SUPPLEMENT | THIRD QUARTER 2019

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA 2018 2019 TTM as of (in thousands unless otherwise noted) Q3 2018 Q2 2019 Q3 2019 Projected 2019 YTD YTD 9/30/2019 Net loss $(78,899) $(30,565) $(20,557) $(83,789) $(81,517) $(119,735) $(102,000) – $(106,000) Add: Depletion 6,224 6,030 8,235 19,884 19,533 25,561 31,000 – 35,000 Basis of timberland sold, lease terminations 2,983 6,668 1,854 10,771 10,329 12,611 12,000 and other1 Amortization2 493 229 299 2,532 986 1,275 — Depletion, amortization, and basis of timberland and mitigation tax credits sold 39 — 3,152 3,885 3,547 3,857 3,000 included in loss from unconsolidated Dawsonville Bluffs Joint Venture 3 HLBV (income) loss from unconsolidated joint 76,755 28,600 25,712 76,755 81,800 114,595 90,000 venture4 Stock-based compensation expense 610 490 803 2,171 1,952 2,470 3,000 Interest expense2 3,883 4,395 4,220 8,754 12,987 17,876 19,000 Gain from large dispositions5 — (764) (7,197) — (7,961) (7,571) — Other6 (632) 4 1 (597) 115 252 — Adjusted EBITDA $11,456 $15,087 $16,522 $40,366 $41,711 $51,191 $52,000 – $60,000 1. Includes non-cash basis of timber and timberland assets written-off related to timberland sold, terminations of timberland leases and casualty losses. Certain prior periods amounts have been reclassified to conform with the current presentation. 2. For the purpose of the above reconciliation, amortization includes amortization of deferred financing costs, amortization of operating lease assets and liabilities, amortization of intangible lease assets, and amortization of mainline road costs, which are included in either interest expense, land rent expense, or other operating expenses in the accompanying consolidated statements of operations. 3. Reflects our 50% share of depletion, amortization, and basis of timberland and mitigation credits sold of the unconsolidated Dawnsonville Bluffs, LLC joint venture. 4. Reflects HLBV (income) losses from the Triple T Joint Venture, which is determined based on a hypothetical liquidation of the underlying joint venture at book value as of the reporting date. 5. Large dispositions are sales of large blocks of timberland properties in one or several transactions with the objective to generate proceeds to fund capital allocation priorities. Large dispositions are typically larger transactions in acreage and gross sales price than recurring HBU sales and are not part of core operations, are infrequent in nature and would cause material variances in comparative results if not reported separately. Large dispositions may or may not have a higher or better use than timber production or result in a price premium above the land’s timber production value.. 6. Includes certain gains, reimbursements, losses and/or expenses that management believes do not directly reflect the core business operations of our timberland portfolio on an on-going basis, including costs required to be expensed by GAAP related to acquisitions, transactions, joint ventures or new business activities. 14 FINANCIAL SUPPLEMENT | THIRD QUARTER 2019

EQUITY ANALYST COVERAGE Craig Kucera B. Riley FBR, Inc. 703.312.1635 craigkucera@brileyfbr.com Anthony Pettinari Citi 212.816.4693 anthony.pettinari@citi.com Collin Mings Raymond James 727.567.2585 collin.mings@raymondjames.com Paul C. Quinn RBC Dominion Securities Inc. 604.257.7048 paul.c.quinn@rbccm.com David B. Rodgers, CFA Robert W. Baird & Co. 216.737.7341 drodgers@rwbaird.com Simon Yarmak Stifel, Nicolaus & Company, Inc. 443.224.1345 yarmaks@stifel.com 15 FINANCIAL SUPPLEMENT | THIRD QUARTER 2019

COMPANY INFORMATION CatchMark (NYSE: CTT) seeks to deliver consistent and growing per share cash flow from disciplined acquisitions and superior management of prime timberlands located in high demand U.S. mill markets. Headquartered in Atlanta and focused exclusively on timberland ABOUT US ownership and management, CatchMark began operations in 2007 and owns interests in 1.5 million acres* of timberlands located in Alabama, Florida, Georgia, North Carolina, Oregon, South Carolina, Tennessee and Texas. Jerry Barag Chief Executive Officer and Director Brian M. Davis President and Chief Financial Officer MANAGEMENT Todd P. Reitz Senior Vice President - Forest Resources Lesley H. Solomon General Counsel and Corporate Secretary 5 Concourse Parkway Suite 2650 Atlanta, GA 30328 CONTACT 855.858.9794 www.catchmark.com info@catchmark.com * As of 9/30/2019 16 FINANCIAL SUPPLEMENT | THIRD QUARTER 2019